UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2025
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State Street Corporation
(Exact name of Registrant as Specified in its Charter)
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Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Congress Street
Boston	Massachusetts	02114
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
On April 17, 2025, State Street Corporation ("State Street") issued a news release announcing its results of operations for the first-quarter 2025. Copies of that news release and accompanying first-quarter 2025 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure.
Investor Conference Call Slide Presentation
On April 17, 2025, State Street made available a slide presentation providing highlights of its first-quarter 2025 results of operations and related information as of March 31, 2025, which is being made available in connection with an April 17, 2025 investor conference call. A copy of that slide presentation is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.
Senior Notes Redemption
On April 17, 2025, State Street notified the holders of its $1,000,000,000 aggregate principal amount of 5.104% Fixed-to-Floating Rate Senior Notes due 2026 (the “Notes”) that it will redeem all of the Notes on May 18, 2025 (the “Redemption Date”). The Notes will be redeemed at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date (the “Redemption Amount”). Since the Redemption Date is not a business day, the Redemption Amount will be paid on the next succeeding business day, with the same force and effect as if made on the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes.
State Street intends to fund the aggregate redemption price using cash on hand.
The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.
State Street's news release dated April 17, 2025, announcing its first-quarter 2025 results of operations and accompanying first-quarter 2025 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference in Item 2.02 hereof; and a slide presentation providing highlights of State Street's first-quarter 2025 results of operations and related information, which is being made available in connection with an April 17, 2025 investor conference call, is furnished herewith as Exhibit 99.3 and is incorporated by reference in Item 7.01 hereof.

	Exhibit No.	Description
	99.1	State Street's news release dated April 17, 2025, announcing its first-quarter 2025 results of operations (this Exhibit 99.1 is furnished, not filed)
	99.2	State Street's first-quarter 2025 financial information addendum (this Exhibit 99.2 is furnished, not filed)
	99.3	Slide presentation providing highlights of State Street's first-quarter 2025 results of operations and related information (this Exhibit 99.3 is furnished, not filed)
*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ Elizabeth M. Schaefer
		Name:	Elizabeth M. Schaefer,
		Title:	Senior Vice President and Chief Accounting Officer
Date:	April 17, 2025